UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Transocean Partners LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to Be Held on May 5, 2016.  TRANSOCEAN PARTNERS LLC   Meeting Information Meeting Type: Annual Meeting For holders as of: March 10, 2016 Date:  May 5, 2016 Time:  5:00 p.m. local time Location:  40 George Street 4th Floor London W1U 7DW United Kingdom   You are receiving this communication because you hold units in the company named above. This is not a ballot. You cannot use this notice to vote these units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions. See the reverse side of this notice to obtain proxy materials and voting instructions.  TRANSOCEAN PARTNERS LLC 40 GEORGE STREET  LONDON W1U 7DW UNITED KINGDOM  E00886-P75466

Before You Vote How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:  1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods  Vote In Person: Many unitholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. If you need directions to the meeting site, please contactTransocean Partners LLC at +44 20 3675 8410 or info@deepwater.com.At the meeting, you will need to request a ballot to vote these units. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  E00887-P75466

Voting Items  If you do not provide specific voting instructions, your voting rights will be exercised in the manner proposed by the Board of Directors, "FOR" each director listed in proposal 1 and "FOR" proposal 2.  The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1) Glyn A. Barker 2) Michael D. Lynch-Bell 3) John K. Plaxton 4) Norman J. Szydlowski  The Board of Directors recommends you vote FOR proposal 2:  2. Ratification of the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for fiscal year 2016.  NOTE: In the event any other business may properly come before the meeting or any adjournment thereof, your units will be voted in accordance with the recommendation of the Board of Directors.   E00888-P75466

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